Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO

SEVENTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT,

WAIVER

AND

REAFFIRMATION OF PERFORMANCE UNDERTAKINGS

This Amendment No. 2 to Seventh Amended and Restated Receivables Purchase Agreement, Waiver and Reaffirmation of Performance Undertakings (this “Amendment”) is entered into as of January 17, 2019, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), and Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II” and, together with Dairy Group, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), Coöperatieve Rabobank U.A., New York Branch, as Agent (the “Agent”), PNC Bank, National Association, as LC Bank, and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Seventh Amended and Restated Receivables Purchase Agreement, dated as of March 26, 2015, among the Sellers, the Servicers, the Financial Institutions, the Companies, the LC Bank and the Agent, as amended by Amendment No. 1 to Seventh Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertakings dated as of January 4, 2017 (as so amended, the “Existing Agreement,” and as further amended from time to time, the “Receivables Purchase Agreement”).

R E C I T A L S:

WHEREAS, the parties hereto wish to amend the Existing Agreement in certain other respects, upon and subject to the terms and conditions set forth in this Amendment;

WHEREAS, in connection with the Existing Agreement, Provider entered into each of (i) the Third Amended and Restated Dean Performance Undertaking Agreement, dated as of June 12, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Dean Performance Undertaking”), made by the Provider in favor of the Agent and Dairy Group II, and (ii) the Fourth Amended and Restated Performance Undertaking, dated as of June 12, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Suiza Performance Undertaking” and, together with the Dean Performance Undertaking, the “Performance Undertakings”, each, a “Performance Undertaking”), made by the Provider in favor of the Agent and Dairy Group;

WHEREAS, Provider desires to reaffirm its obligations under the Performance Undertakings after giving effect to the amendments and waivers set forth herein, all as more fully described herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Receivables Purchase Agreement.  Subject to the terms and conditions set forth herein and upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Purchase Agreement is hereby amended as follows:

(a)           Section 1.10(a)(i) of the Receivables Purchase Agreement is amended and restated as follows:

(i)            pursuant to, but without duplication of, Sections 2.3 and 2.4, from and after the Facility Termination Date, the amount necessary to cash collateralize the LC Participation Amount with respect to all outstanding Letters of Credit until the amount of cash collateral held in the LC Collateral Account equals 100% of the LC Participation Amount plus the amount of all LC Fees and all “LC Participant Fees” (as defined in the Fee Letter) to accrue thereon through the scheduled expiration of the related Letters of Credit, in each case, as reasonably estimated by the LC Bank;

Section 2.              Waivers. During the period from and including the date hereof to and including the Waiver Termination Date (as defined below), (a) no Potential Amortization Event or Amortization Event shall be deemed to arise or have arisen under the Receivables Purchase Agreement pursuant to Section 9.1(n) of the Receivables Purchase Agreement solely as a result of the Total Net Leverage Ratio as of the end of the fiscal quarter ended December 31, 2018 being greater than 4.25 to 1.00 and (b) no Potential Amortization Event or Amortization Event shall be deemed to arise or have arisen under the Receivables Purchase Agreement pursuant to Section 9.1(c) of the Receivables Purchase Agreement solely as a result of the Total Net Leverage Ratio as of the end of the fiscal quarter ended December 31, 2018 being greater than 4.25 to 1.00 and resulting in a default or event of default under and pursuant to the Dean Credit Agreement.

As used herein, “Waiver Termination Date” shall mean the earliest of (a) March 1, 2019, (b) the date, if any, on which any Seller Party breaches its obligations under this Amendment and (c) the date, if any, on which the Collateral Agent shall enter into a forbearance agreement with Dean Foods Company relating to (x) the Dean Credit Agreement and (y) the exercise of remedies with respect thereto.  For the avoidance of doubt, on the Waiver Termination Date the waivers set forth in this Amendment shall terminate and any actual Potential Amortization Event or Amortization Event previously waived shall be reinstated.

In order to induce the Required Purchasers to enter into this Amendment, (a) the Servicers agree that, upon written request from any Purchaser, the Servicers will prepare and deliver to the Agent and each Financial Institution a Weekly Report each Wednesday of each of week after the delivery of such request until the Waiver Termination Date, (b) the Seller Parties agree that the proceeds of any purchase or any issuance of any Letter of Credit under the Receivables Purchase Agreement will be used for corporate purposes, and (c) the Provider represents and warrants that there are no amounts outstanding under the Dean Credit Agreement and covenants that, after the date hereof, neither it nor any of its Subsidiaries will make any borrowing under the Dean Credit Agreement.

Section 3.              Reaffirmation of Performance Undertakings.  Provider acknowledges the amendments to the Receivables Purchase Agreement and the waivers effected hereby. Provider reaffirms, after giving effect to such amendments and waivers, that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect and are hereby ratified, reaffirmed and confirmed.

Section 4.              Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           Amendment.  The Agent shall have received executed counterparts of this Amendment duly executed by each Seller, each Servicer, the Provider, the Agent and the Required Purchasers.

(b)           Fee. Each Financial Institution (or its designee) shall have received a non-refundable, fully-earned fee equal to (i) fifteen basis points (0.15%) multiplied by (ii) the Company Purchase Limits of the Companies in such Financial Institution’s Purchaser Group as of the date hereof.

(c)           Representations and Warranties.  As of the date hereof, after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document (except representations and warranties which relate to a specific date, which were true and correct as of such date) shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

(f)            No Amortization Event or Potential Amortization Event.  As of the date hereof, after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

Section 5.              Miscellaneous.

(a)           Effect; Ratification.  The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein.  Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase

Agreement, as modified hereby.  This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)           Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)           Costs, Fees and Expenses.  Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent and the cost of affirming the rating of the Commercial Paper by independent financial rating agencies) incurred in connection with the preparation, execution and delivery of this Amendment.

(d)           Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)           Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P.,
as Seller
By: Dairy Group Receivables GP, LLC,
Its: General Partner

By:	/s/ Edgar A. Deguia
Name:	Edgar A. Deguia
Title:	Vice President and Treasurer

DAIRY GROUP RECEIVABLES II, L.P.,
as Seller
By: Dairy Group Receivables GP II, LLC,
Its: General Partner

By:	/s/ Edgar A. Deguia
Name:	Edgar A. Deguia
Title:	Vice President and Treasurer

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as a Company

By:	/s/ A. Vink
Name:	A. Vink
Title:	Proxy holder
Intertrust Management B.V.
Managing Director

By:	/s/ H.R.T. Kröner
Name:	H.R.T. Kröner
Title:	Proxy holder

COÖPERATIEVE RABOBANK U.A., as a Financial Institution and LC Participant

By:	/s/ Eugene Van Esveld
Name:	Eugene Van Esveld
Title:	Managing Director

By:	/s/ Jop Vander Sluis
Name:	Jop Vander Sluis
Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., New York Branch, as Agent

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Executive Director

By:	/s/ Stephen G. Adams
Name:	Stephen G. Adams
Title:	Managing Director

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]

SUNTRUST BANK, as a Financial Institution, LC Participant and Company

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	First Vice President

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Financial Institution, LC Participant, Company and LC Bank

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Managing Director

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]

FIFTH THIRD BANK, as a Financial Institution, a Company and LC Participant

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Director

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]

DEAN FOODS COMPANY, as a Provider

By:	/s/ Edgar A. Deguia
Name:	Edgar A. Deguia
Title:	Vice President and Treasurer

DEAN DAIRY HOLDINGS, LLC, as a Servicer
SUIZA DAIRY GROUP, LLC, as a Servicer
ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
DEAN EAST, LLC as a Servicer
DEAN EAST II, LLC as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN FOODS OF WISCONSIN, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
FRIENDLY’S ICE CREAM HOLDINGS CORP., as a Servicer
FRIENDLY’S MANUFACTURING AND RETAIL, LLC, as a Servicer
GARELICK FARMS, LLC, as a Servicer
LAND-O-SUN DAIRIES, LLC, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC, as a Servicer

By:	/s/ Edgar A. Deguia
Name:	Edgar A. Deguia
Title:	Vice President and Treasurer

[Signature Page to Amendment No.2 to Seventh Amended and Restated Receivables Purchase Agreement]